SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.              )

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MISONIX, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MISONIX, INC.
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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
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Tuesday, December 6, 2011

To the Shareholders of
MISONIX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC., a New York corporation (the “Company”), will be held at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735 on Tuesday, December 6, 2011 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

1.	To elect six Directors to the Board of Directors;

2.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm; and

3.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

Only shareholders of record on the books of the Company at the close of business on November 1, 2011 will be entitled to vote at the Annual Meeting or at any adjournment thereof.  You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,

RICHARD ZAREMBA
Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual
Meeting to Be Held December 6, 2011. The Proxy Statement and our 2011 Annual
Report to Shareholders are available at http://misonix2011.investorroom.com.

MISONIX, INC.
1938 New Highway
Farmingdale, New York 11735
———————————————————
PROXY STATEMENT
———————————————————
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, December 6, 2011

The Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC. (the “Company”) will be held on Tuesday, December 6, 2011 at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735, at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.  The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company (“Board of Directors” or “Board”) for use at the Annual Meeting to be held on Tuesday, December 6, 2011, and at any adjournments of such Meeting.  The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to shareholders is November 7, 2011.

If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified.  In the absence of such directions, the Proxy will be voted in accordance with the recommendations of management.  The attendance of a shareholder at the Annual Meeting will not automatically revoke such shareholder’s proxy. However, a shareholder may revoke a proxy at any time prior to its exercise by (1) delivering to our Corporate Secretary a written notice of revocation prior to the Annual Meeting, (2) delivering to our Corporate Secretary before the Annual Meeting a duly executed proxy bearing a later date, or (3) attending the Annual Meeting, filing a written notice of revocation with the secretary of the meeting and voting in person.

Voting Rights

On November 1, 2011 (the “Record Date”), the Company had outstanding 7,001,370 shares of its only class of voting securities, namely common stock, $.01 par value per share (the “Common Stock”).  Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date.  The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors.  The affirmative vote of a majority of the shares cast at the Annual Meeting is required for the ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm.  On all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required.  For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (“broker non-votes”), those votes will not be included in the vote totals.  Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors or the ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm.  Unless contrary instructions are given, all Proxies received pursuant to this solicitation will be voted in favor of the (i) election of the nominees named in Proposal One and (ii) ratification of the selection of Grant Thornton.

Under the New York Business Corporation Law, shareholders are not entitled to dissenters’ rights with respect to the proposals set forth in this Proxy Statement.

SECURITY OWNERSHIP

The following table sets forth as of November 1, 2011, certain information with regard to the ownership of the Company’s Common Stock by (i) each beneficial owner of more than 5% of the Company’s Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the “Summary Compensation Table” below; and (iv) all executive officers and Directors of the Company as a group.  Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

Name and Address (1)	Common Stock Beneficially Owned		Percent of Class

Michael A. McManus, Jr.	749,251	(2)	9.7

Dimensional Fund Advisors LP	508,517		7.3

Howard Alliger	206,500	(3)	2.9

Richard Zaremba	144,250	(4)	2.0

T. Guy Minetti	107,000	(5)	1.5

Thomas F. O’Neill	82,000	(6)	1.2

Michael Ryan	58,000	(7)	*

John W. Gildea	45,000	(8)	*

Dr. Charles Miner III	45,000	(9)	*

All executive officers and Directors as a group (eleven people)	1,620,443	(10)	21.7	(11)
______________________
*Less than 1%

(1)
Except as otherwise noted, the business address of each of the named individuals in this table is c/o MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735.  Dimensional Fund Advisors LP has a principal business office at 1299 Ocean Avenue, Santa Monica, CA 90401.

(2)	Includes 525,000 shares which Mr. McManus has the right to acquire upon exercise of stock options which are currently exercisable.
(3)	Includes 45,000 shares which Mr. Alliger has the right to acquire upon exercise of stock options which are currently exercisable.
(4)	Includes 117,750 shares which Mr. Zaremba has the right to acquire upon exercise of stock options which are currently exercisable.
(5)	Includes 75,000 shares which Mr. Minetti has the right to acquire upon exercise of stock options which are currently exercisable.
(6)	Includes 75,000 shares which Mr. O’Neill has the right to acquire upon exercise of stock options which are currently exercisable.
(7)	Includes 48,000 shares which Mr. Ryan has the right to acquire upon exercise of stock options which are currently exercisable.
(8)	Includes 45,000 shares which Mr. Gildea has the right to acquire upon exercise of stock options which are currently exercisable.
(9)	Includes 45,000 shares which Dr. Miner has the right to acquire upon exercise of stock options which are currently exercisable.
(10)	Includes the shares indicated in notes (2), (3), (4), (5), (6), (7), (8) and (9).
(11)	Calculation includes exercisable options to acquire 1,105,700 shares of Common Stock held by the persons noted.

PROPOSAL ONE

ELECTION OF DIRECTORS

Six Directors are to be elected at the Annual Meeting.  The term of each Director expires at the Annual Meeting, with Messrs. Alliger, Gildea, McManus, Miner, Minetti, and O’Neill standing for reelection for a term of one year.  The following table contains information regarding all Directors and executive officers of the Company:

Name	Age	Position with Company	Director Since
Howard Alliger	84	Director	1971
T. Guy Minetti	60	Director	2003
Thomas F. O’Neill	65	Director	2003
John W. Gildea	68	Director	2005
Dr. Charles Miner III	60	Director	2005
Michael A. McManus, Jr.	68	Chairman, President and Chief Executive Officer	1998
Richard Zaremba	56	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	−
Dan Voic	49	Vice President of R&D and Engineering	−
Michael C. Ryan	65	Senior Vice President − Medical Division	−
Ronald Manna	57	Vice President of New Product Development and Regulatory Affairs	−
Frank Napoli	54	Vice President Operations	−

Principal Occupations and Business Experience of Directors and Executive Officers

The following is a brief account of the business experience of the Company’s Directors:

Howard Alliger founded the Company’s predecessor in 1955 and the Company was a sole proprietorship until 1960.  The Company name then was Heat Systems-Ultrasonics.  Mr. Alliger was President of the Company until 1982 and Chairman of the Board until 1996.  He has been awarded 25 patents and has published various papers on ultrasonic technology.  In 1959, Mr. Alliger sold the first sonicator in the United States.  For three years, ending in 1991, Mr. Alliger was the President of the Ultrasonic Industry Association.  Mr. Alliger holds a BA degree in economics from Allegheny College and attended Cornell University School of Engineering for four years.  He has also established, and is President of, two privately-held entities which are engaged in pharmaceutical research and development.

Mr. Alliger has extensive experience as an investor and is the Founder of the Company.  The Board believes this experience qualifies him to serve as a director.

T. Guy Minetti is Chief Executive Officer of TwigTek, Inc., which is engaged in the remarketing and recycling of used electronics.  Prior to joining Twig Tek in November 2009, he founded and was Managing Director of Senior Resource Advisors LLC, a management consulting firm, from 2005 to 2008. Prior to founding Senior Resource Advisors LLC, Mr. Minetti served as the Vice Chairman of the Board of Directors of 1-800-Flowers.Com, Inc., a publicly-held specialty gift retailer based in Westbury, New York.  Before joining 1-800-Flowers.Com, Inc. in September 2000, Mr. Minetti was the Managing Director of Bayberry Advisors, an investment banking firm he founded in 1989 to provide corporate finance advisory services to small-to-medium-sized businesses.  From 1981 through 1989, Mr. Minetti was a Managing Director of the investment banking firm, Kidder, Peabody & Company.  While at Kidder, Peabody, Mr. Minetti worked in the investment banking and high yield bond departments.  Mr. Minetti is a graduate of St. Michael’s College.

Mr. Minetti has extensive experience as an investment banker and as a director and Vice Chairman of a public company.  The Board believes this experience qualifies him to serve as a director.

Thomas F. O’Neill became Chairman of Ranieri Partners Financial Services Group (“RPFSG”) in 2010.  Mr. O’Neill will assist RPFSG in acquiring and running money management businesses.  Prior to joining RPFSG, he was a founding principal of Sandler O’Neill & Partners, L.P., an investment banking firm.  From 1985 through 1988, Mr. O’Neill was a Managing Director of Bear Stearns & Co., Inc.  From 1972 through 1985, Mr. O’Neill was employed by L.F. Rothschild.  Mr. O’Neill serves on the Board of Directors of Archer-Daniels-Midland Company and The NASDAQ Stock Market, Inc.  Mr. O’Neill is a graduate of New York University and a veteran of the United States Air Force.

Mr. O’Neill has extensive experience as an investment banker, the founding partner of an investment firm and as a director of public companies. The Board believes this experience qualifies him to serve as a director.

John W. Gildea is the founding principal of Gildea Management Co. (“Gildea Management”), a management company of special situations with middle market companies in the United States and Central Europe.  From 2000 to 2005, Gildea Management formed a joint venture with J.O. Hambro Capital Management Co. to manage accounts targeting high yield debt and small capitalization equities.  From 1996 to 2000, Gildea Management formed and founded Latona Europe, a joint venture between Latona U.S., Lazard Co., and Gildea Management formed to restructure several Czech Republic companies.  Before forming Gildea Management in 1990, Mr. Gildea managed the Corporate Series Group at Donaldson, Lufkin and Jenrette, an investment banking firm.  Mr. Gildea is a graduate of the University of Pittsburgh.

Mr. Gildea has extensive experience as an international investment banker and sits on the Boards of several companies.  The Board believes this experience qualifies him to serve as a director.

Dr. Charles Miner III currently practices internal medicine in Darien, Connecticut.  Dr. Miner is on staff at Stamford and Norwalk Hospitals and since 1982 has held a teaching position at Columbia Presbyterian Hospital.  Dr. Miner received his M.D. from the University of Cincinnati, College of Medicine in 1979 and received a Bachelor of Science from Lehigh University in 1974.

Dr. Miner is an experienced physician and teacher in the practice of medicine.  He serves on the Board of private companies.  The Board believes this experience qualifies him to serve as a director.

Michael A. McManus, Jr. became President and Chief Executive Officer of the Company on October 30, 1998.  Prior to joining the Company, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of such company from 1990 through March 1998.  He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998.  From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc.  Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985.  He also held positions with Pfizer Inc. and Revlon Group.  Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center.  He serves as a member of the Board of Directors of the following publicly traded companies: A. Schulman Inc. and Novavax, Inc.

Mr. McManus’ extensive first-hand knowledge of the business, experience in the medical and pharmaceutical industry, his corporate legal expertise and historical development of the Company, as well as his executive, management, and leadership experience and achievement give him highly valued insights into our Company’s challenges, opportunities and business.   Mr. McManus also possesses broad knowledge related to equity and capital markets that the Board believes are invaluable to the Board’s discussions of the Company’s capital and liquidity needs. This experience qualifies him to serve on the Board.

The Board of Directors recommends a vote FOR the election of these nominees as Directors.

The following is a brief account of the business experience of the Company’s executive officers:

Michael A. McManus, Jr. became President and Chief Executive Officer of the Company on October 30, 1998.  Prior to joining the Company, he served as President and Chief Executive Officer of New York Bancorp Inc. from 1991 through March 1998 and as a director of such company from 1990 through March 1998.  He also served as President and Chief Executive Officer of Home Federal Savings Bank, the principal subsidiary of New York Bancorp Inc., from February 1995 through March 1998.  From 1990 through November 1991, Mr. McManus was President and Chief Executive Officer of Jamcor Pharmaceuticals Inc.  Mr. McManus served as an Assistant to the President of the United States from 1982 to 1985 and held positions with Pfizer Inc. and Revlon Group.  Mr. McManus received a BA in economics from the University of Notre Dame and a JD from the Georgetown University Law Center.  He serves as a member of the Board of Directors of the following publicly traded companies: A. Schulman Inc. and Novavax, Inc.

Richard Zaremba became Senior Vice President in September 2004.  He became Vice President and Chief Financial Officer in February 1999.  Mr. Zaremba became Secretary and Treasurer in March 1999.  From March 1995 to February 1999, he was Vice President and Chief Financial Officer of Comverse Information Systems, Inc., a manufacturer of digital voice recording systems.  Previously, Mr. Zaremba was Vice President and Chief Financial Officer of Miltope Group, Inc., a manufacturer of electronic equipment.  Mr. Zaremba is a certified public accountant in the State of New York and holds BBA and MBA degrees in Accounting from Hofstra University.

Dan Voic became Vice President of R&D and Engineering in January 2002.  Prior thereto, he served as Engineering Manager and Director of Engineering of the Company.  Mr. Voic has approximately 14 years experience in both medical and industrial product development.  Mr. Voic holds a M.S. degree in mechanical engineering from Polytech University “Traian Vuia” of Timisoara, Romania and a MS degree in applied mechanics from Polytechnic University of New York.

Michael C. Ryan became Senior Vice President, Medical Division in October 2007.  Prior thereto, he served as Senior Vice President and General Manager for Nomos Radiation Oncology, a manufacturer of radiological products, from 2006 to October 2007.  From 1992 to 2005, Mr. Ryan was Executive Vice President, Business Development for Inter V.  Mr. Ryan holds a Bachelor of Arts from John F. Kennedy College.

Ronald Manna became Vice President – Regulatory Affairs of the Company in January 2002.  Prior thereto, Mr. Manna served as Vice President of Research and Development and Engineering, Vice President of Operations and Director of Engineering of the Company.  Mr. Manna holds a BS degree in mechanical engineering from Hofstra University.

Frank Napoli became Vice President of Operations in September 2004. From March 2004 to September 2004, Mr. Napoli was Vice President of Manufacturing for Spellman High Voltage Electronics Corp., a manufacturer of power supplies.  Previously, Mr. Napoli was Director of Manufacturing for Telephonics Corporation, a defense contractor. Mr. Napoli holds a B.S. degree in Mechanical Engineering from the New York Institute of Technology.

Each of the Company’s executive officers is to serve until the next annual meeting of shareholders or until his earlier resignation or removal.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2011, the Board of Directors held four meetings and the Stock Option Committee held one meeting.  The Audit Committee met four times and the Compensation Committee met once during the last fiscal year.  No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of Committees of which he was a member that were held during the Company’s last fiscal year.

In compliance with requirements of the Corporate Governance Requirements (the “CGR”) of The NASDAQ Stock Market LLC (“NASDAQ”), the non-management directors of the Board of Directors met four times in executive session during the fiscal year ending June 30, 2011.

Committees of the Board

Currently, the only standing committees of the Board of Directors of the Company are its Stock Option Committees, the Audit Committee and the Compensation Committee.  The Stock Option Committee for the 1991 Employee Stock Option Plan, the 1996 Employee Stock Option Plan, the 1998 Employee Stock Option Plan, the 2001 Employee Stock Option Plan, the 2005 Employee Equity Incentive Plan and the 2009 Employee Equity Incentive Plan consists of Messrs. Alliger, Miner, Minetti, O’Neill and Gildea.  The Stock Option Committee for the 1996 Non-Employee Director Stock Option Plan, the 2005 Non-Employee Director Stock Option Plan and the 2009 Non-Employee Director Stock Option Plan consists of Messrs. McManus, Alliger, Miner, Minetti, O’Neill and Gildea.  The Stock Option Committees are responsible for administering the Company’s stock option plans.

The Company has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The members of the Audit Committee are Messrs. Gildea, Miner, Minetti and O’Neill.  The Board of Directors has determined that each member of the Audit Committee is “independent” not only under the CGR but also within the definition contained in a final rule of the Securities and Exchange Commission (the “SEC”).  Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

The Compensation Committee consists of Messrs. Alliger, Minetti, O’Neill and Gildea.  The Compensation Committee is responsible for considering and recommending remuneration arrangements for executive officers and directors to the Board of Directors.  The Chief Executive Officer of the Company makes recommendations for compensation of executive officers other than himself to the Compensation Committee.  The Compensation Committee did not employ a compensation consultant during fiscal 2011 to assist it in evaluating executive compensation.  The Committee also did not set percentage compensation goals against a peer group of companies, or benchmark, our executives’ compensation, though the availability to our executives of alternative employment opportunities is an important consideration in the compensation design process.  Rather, the Compensation Committee used its marketplace knowledge, background experience and market information to make recommendations concerning executive compensation.  The Board of Directors has not adopted a written charter for the Compensation Committee.

Nomination of Directors

The Company does not currently have a standing nominating committee or a formal nominating committee charter.  Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated.  The Board believes that the current method of nominating Directors is appropriate because it allows each independent board member input into the nomination process and does not unnecessarily restrict the input that might be provided from an independent Director who could be excluded from a committee.  Currently, five of the six Directors are independent.  Furthermore, the Board has adopted by resolution a director nomination policy.  The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of Director nominees are selected.  The Director nomination policy is administered by the Board.  Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent Directors who continue to be qualified for Board service and are willing to continue as directors are re-nominated.  If the Board thinks it is in the best interest of the Company to nominate a new individual for Director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders.  Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities.  The independent members of the Board also consider whether members and potential members are independent under the CGR.  In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a Director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the CGR; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the Director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change.  The Board may amend the Director nomination policy at any time.

The Board will consider Director candidates recommended by shareholders and will evaluate such Director candidates in the same manner in which it evaluates candidates recommended by other sources, as described above.  Recommendations must be in writing and mailed to MISONIX, INC., 1938 New Highway, Farmingdale, NY 11735, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected).  The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder.  The Company may require any proposed nominee to furnish such other information as it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Director Compensation For the 2011 Fiscal Year

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)

Michael A. McManus, Jr.	-	-	-

John Gildea	20,000	29,626	49,626

Howard Alliger	15,000	29,626	44,626

Dr. Charles Miner III	20,000	29,626	49,626

T. Guy Minetti	25,000	29,626	54,626

Thomas F. O’Neill	20,000	29,626	49,626

Outstanding options at fiscal year-end for each of Messrs. O’Neill and Minetti are 90,000 shares; and for each of Messrs. Alliger, Gildea and Miner are 60,000 shares. Each non-employee director receives an annual fee of $15,000. The Chairman of the Audit Committee receives an additional $10,000 per year cash compensation and the other members of the Audit Committee receive an additional $5,000 per year cash compensation.  Each non-employee director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of the Board of Directors or while traveling in furtherance of the business of the Company.

Section 16 (a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2011.

Communications with Directors

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors, with the non-management Directors or with a specific Board member, by writing to the Board (or the non-management Directors or a specific Board member) and delivering the communication in person or mailing it to: Board of Directors, Privileged & Confidential, c/o Richard Zaremba, Secretary, MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735.  Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter.  The non-management Directors are: Messrs. Alliger, Minetti, O’Neill, Gildea and Miner.  From time to time, the Board of Directors may change the process by which shareholders may communicate with the Board of Directors or its members.  Any changes in this process will be posted on the Company’s website or otherwise publicly disclosed.

Director Independence

The Company is required to have a Board of Directors a majority of whom are “independent” as defined by the CGR and to disclose in the proxy statement for each annual meeting those Directors that the Board of Directors has determined to be independent.  Based on such definition, the Board of Directors has determined that all Directors other than Mr. McManus, who is an officer of the Company, are independent.

The Company is required to have an audit committee of at least three members composed solely of independent Directors.  The Board of Directors is required under the CGR to affirmatively determine the independence of each Director on the Audit Committee.  The Board has determined that each member of the Audit Committee is “independent” not only under the CGR but also within the definition contained in a final rule of the SEC.  Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

Corporate Governance

The Company has an ongoing commitment to good governance and business practices.  In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our policies and procedures in light of such developments.  We comply with the rules and regulations promulgated by the SEC and NASDAQ and implement other corporate governance practices we believe are in the best interests of the Company and the shareholders.

Board Leadership and Structure

Michael A. McManus, Jr., our Chief Executive Officer, also serves as Chairman of the Board of Directors. The Board believes that the Company and its shareholders are best served by having the Chief Executive Officer also serve as Chairman of the Board as Mr. McManus possesses extensive experience and in-depth knowledge of our Company and the opportunities and challenges we face. The Board also believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business. We believe that Mr. McManus is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the matters that are most critical to us. The Board does not have a specifically designated lead independent director. However, Guy Minetti, an independent director and Chair of our Audit Committee, has typically led the executive session of the Board and acts as a liaison between the independent Directors and management.

Risk Oversight

The Board oversees Company functions in an effort to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted prudently and in compliance with applicable laws, regulations and ethical standards.

While the Board is responsible for risk oversight, Company management is responsible for managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board monitors and evaluates the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

The Audit Committee is responsible for reviewing and overseeing the Company’s financial statements, including the integrity of the Company’s financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk. The Audit Committee, whose members are all “independent” Directors, receives regular reports about these matters from, and meets separately with, the Company’s outside auditors, and receives regular reports from Company management.

Board Attendance at Annual Meetings of Shareholders

The Company does not currently have a formal policy regarding Director attendance at the Annual Meeting of Shareholders.  It is, however, expected that Directors will be in attendance, absent compelling circumstances.  Except for Messrs. Gildea and O’Neill, all members of the Board of Directors attended the Company’s Annual Meeting of Shareholders held on December 7, 2010.

Code of Ethics

The Company has adopted a code of ethics that applies to all of its Directors, officers (including its Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees.  The Company has filed a copy of this Code of Ethics as Exhibit 14 to its Annual Report on Form 10-K for the fiscal year ended June 30, 2004.  The Company has also made the Code of Ethics available on its website at www.MISONIX.com.

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for the receipt and handling of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential, anonymous submission by employees of concerns regarding auditing or accounting matters.

* * *

The Audit Committee has furnished the following report.  The information contained in the “Audit Committee Report” is not to be deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in to such filings.

Audit Committee Report

Management is responsible for the Company’s financial reporting process, including its system of internal control and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States.  The Company’s independent auditors are responsible for auditing those financial statements.  The Audit Committee’s responsibility is to monitor and review these processes.  It is not the Audit Committee’s duty or responsibility to conduct audit or accounting reviews or procedures.  The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing.  Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on the Company’s financial statements.  The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles in the United States, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent”.

The Audit Committee of the Company’s Board of Directors is currently composed of four Directors, none of who are officers or employees of the Company.  The Board of Directors has determined that (1) all members of the Audit Committee are financially literate and independent under the CGR, and (2) Messrs. Gildea, Minetti and O’Neill are “audit committee financial experts”, as defined under the rules and regulations promulgated by the SEC.  The Board of Directors has adopted a written charter for the Audit Committee.  The Audit Committee charter was attached to the Proxy Statement for the Company’s Annual Meeting held on December 7, 2010.

In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of the Company.  Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries and such selection is subsequently presented to the Company’s shareholders for ratification.

The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2011 with our management; has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board; has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

Based on the review and discussions of the above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2011 for filing with the SEC.

Reported upon by the Audit Committee

T. Guy Minetti
Thomas F. O’Neill
John W. Gildea
Dr. Charles Miner III

* * *

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

 Our compensation program is intended to:

•	Attract, motivate, retain and reward employees of outstanding ability;
•	Link changes in employee compensation to individual and corporate performance;
•	Align employees’ interests with those of the shareholders.

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and stock option awards.

Base Salaries

 Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company’s performance and job responsibilities during the year are considered. Executive salaries are reconciled by Human Resources and evaluated against local companies of similar size and nature.

Annual Bonus Plan Compensation

 The Compensation Committee of the Board of Directors approves annual performance based compensation. The purpose of the annual bonus based compensation is to motivate executive officers and key employees. Target bonuses, based upon recommendations from the Chief Executive Officer, are evaluated and approved by the Compensation Committee for all employees other than the Chief Executive Officer. The bonus recommendations are derived from individual and Company performance and are not based on a specific formula but are discretionary. The Chief Executive Officer’s bonus compensation is derived from the Board of Directors’ recommendation to the Compensation Committee based upon the Chief Executive Officer’s performance and Company performance and is not based on a specific formula but is discretionary.

Stock Option Awards

 Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price, and to help align executives’ and shareholders’ interests.  Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers.

 Annual option grants to executive officers are made in the form of incentive stock options (“ISO’s”) to the fullest extent permitted under tax rules, with the balance granted in the form of nonqualified stock options. ISO’s have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant, at date of grant for market value of ISO’s that become exercisable for any employee in any year, may not exceed $100,000.

 Our current standard vesting schedule for all employees is 25% on the first anniversary of the date of grant, 50% on the second anniversary of the date of grant, 75% on the third anniversary of the date of grant and 100% on the fourth anniversary of the date of grant.

401 (k) Plan

 Our Individual Deferred Tax and Savings Plan (the “401 (k) plan”) is a tax qualified retirement savings plan pursuant to which all of the Company’s U.S. employees may defer compensation under Section 401 (k) of the Internal Revenue Code of 1986, as amended (the “Code”). The Company currently contributes an amount equal to 10% of salary contributed under the 401 (k) plan by an eligible employee, up to the maximum allowed under the Code. We do not provide any supplemental retirement benefits to executive officers.

Change in Control benefits

 Change in control benefits are intended to diminish the distinction that executives would face by virtue of the personal uncertainties created by a pending or threatened change in control and to assure that the Company will continue to have the executive’s full attention and services at all time. Our change in control benefits are designed to be competitive with similar benefits available at companies with which we compete for executives’ talent. These benefits, as one element of our total compensation program, help the Company attract, retain and motivate highly talented executives.

 Mr. McManus has an agreement that provides, after a change in control of the Company, for a one-time additional compensation payment equal to two times his total compensation (annual salary plus bonus) at the highest rate paid during his employment payable within 60 days of termination. A “change in control” shall be deemed to have occurred in the event (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), or group of such “persons”, without the consent of the Board, is or becomes a “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities, or (ii) of a merger, consolidation or other combination the result of which is the ownership by shareholders of the Company of less than 60% of those voting securities of the resulting or acquiring entity having the power to elect a majority of the Board of Directors of such entity.

 Notwithstanding the foregoing, no change in control shall be deemed to have occurred requiring payment to Mr. McManus by virtue of (i) any transaction which results in Mr. McManus or a group of persons which includes Mr. McManus, acquiring, directly or indirectly, 50% or more of any class of voting securities of the Company, or (ii) if Mr. McManus continues in the employ of the Company more than 9 months following the occurrence of an event which would otherwise constitute a change in control.

 Mr. Zaremba has an agreement for the payment of six months base salary upon a change in control of the Company.

 The Company provides, in each of its option agreements with named executive officers, for accelerated vesting upon a change in control of the Company. The Company believes that, in the context of a potential change in control, executives should be entitled to participate with other shareholders in realizing the value contributed to the Company. Accordingly, the accelerated vesting of stock options is intended to compensate executives for their contributions up to and including the date of a change in control, and to provide additional incentive to remain employed by the Company in order to assist in effectuating such potential change in control. For fiscal year 2011, the named executive officers held 379,250 unvested stock options. Accordingly, the named executive officers, as of the end of fiscal year 2011 would have been entitled to accelerated vesting upon a change in control of the Company occurring on such date.

Tax deductibility of Executive Compensation

 Section 162 (m) of the Code limits to $1,000,000 per person the amount that we may deduct for compensation paid to any of our most highly compensated officers in any year. In fiscal 2011, there was no executive officer’s compensation that exceeded $1,000,000.

* * *

The following table sets forth information for the Company’s last two fiscal years ended concerning the compensation awarded to, earned by or paid to our named executive officers during such fiscal years for services rendered to the Company:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year Ended June 30,	Salary ($)	Bonus ($)	Options Awards ($)(a)	Total ($)

Michael A. McManus, Jr.	2011	283,250	50,000	74,505	407,755
President and Chief	2010	286,458	200,000	101,075	587,533
Executive Officer

Richard Zaremba	2011	200,832	12,000	17,881	230,713
Senior Vice President,	2010	196,154	34,000	48,516	278,670
Chief Financial Officer,
Secretary and Treasurer

Michael Ryan	2011	235,226	12,000	17,881	265,107
Senior Vice President-Medical	2010	236,001	12,000	48,546	296,517
Division

(a)
The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted average assumptions: risk-free interest rate of 4.1%; no dividend yield; volatility factor of the expected market price of the Common Stock of 77.88%, and a weighted-average expected life of the options of six and one half years.

Employment Agreements

Effective July 1, 2008, the Company entered into an amended and restated employment agreement with its President and Chief Executive Officer. The agreement was amended effective January 1, 2010. The agreement expires on June 30, 2012 and is automatically renewable for one-year periods unless notice is given by the Company or Mr. McManus that it or he declines to renew the agreement. The agreement provides for an annual base compensation of $283,250 and a Company-provided automobile. The agreement also provides for a discretionary bonus and stock options based upon achievement of his annual goals and objectives as determined by the Compensation Committee of the Board of Directors.

In conformity with the Company's policy, all of its directors, officers and employees execute confidentiality and nondisclosure agreements upon the commencement of employment with the Company. The agreements generally provide that all inventions or discoveries by the employee related to the Company's business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without the prior approval of the Company. The Company's employment agreement with Mr. McManus also contains non-competition provisions that preclude him from competing with the Company for a period of 18 months from the date of his termination of employment.

POTENTIAL PAYMENTS UPON CHANGE IN CONTROL

In addition, and as discussed in the Compensation Discussion and Analysis section above, the Company periodically grants options to purchase Common Stock of the Company to named executive officers. Pursuant to the terms of the Company’s Stock Option Plans, such options generally vest and become fully exercisable upon a change in control, defined generally as: (1) an acquisition by an person or entity of 20% or more of the outstanding shares of the Company or the combined voting power of the Company’s voting shares; (2) replacement of a majority of the members of the Board of Directors of the Company with new members (other than members approved by the incumbent Board); (3) consummation of a merger, consolidation, reorganization or sale or disposition of all or substantially all of the Company’s assets (a “Business Combination”) unless the existing shareholders retain more than 50% of the combined voting power of the Company’s voting securities, at least a majority of the incumbent Board members remain on the Board and no person or entity other than the Company, an employee benefit plan or an entity resulting from such Business Combination acquires more than 20% of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors; or (4) the Company’s shareholders approval of a complete liquidation or a disposition of the Company.

OUTSTANDING EQUITY AWARDS AS OF NOVEMBER 1, 2011

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Michael A. McManus, Jr.	150,000	—		5.10	09/30/12
	125,000	—		4.66	11/01/13
	125,000	—		5.18	11/01/14
	75,000	25,000	(5)	1.91	11/04/18
	25,000	25,000	(7)	2.44	09/09/19
	25,000	75,000	(1)	1.82	09/07/20
	—	100,000	(3)	2.19	09/13/21
Richard Zaremba	20,000	—		5.10	09/30/12
	15,000	—		4.70	09/16/13
	12,000	—		8.00	09/15/14
	8,000	—		7.60	09/27/15
	4,000	—		5.82	02/07/16
	12,000	—		3.45	10/20/16
	10,000	—	(2)	4.04	09/04/17
	13,500	4,500	(4)	2.04	09/26/18
	3,750	1,250	(6)	.85	12/11/18
	12,000	12,000	(7)	2.44	09/09/19
	7,500	22,500	(1)	1.82	09/07/20
	—	35,000	(3)	2.19	09/13/21
Michael Ryan	11,250	3,750	(2)	4.98	11/07/17
	13,500	4,500	(4)	2.04	09/26/18
	3,750	1,250	(6)	.85	12/11/18
	12,000	12,000	(7)	2.44	09/09/19
	7,500	22,500	(1)	1.82	09/07/20
	—	35,000	(3)	2.19	09/13/21

(1) Options issued 09/07/10 and vest equally over 4 years
(2) Options issued 11/07/07 and vest equally over 4 years
(3) Options issued 09/13/11 and vest equally over 4 years
(4) Options issued 09/29/08 and vest equally over 4 years
(5) Options issued 11/04/08 and vest equally over 4 years
(6) Options issued 12/11/08 and vest equally over 4 years
(7) Options issued 09/09/09 and vest equally over 4 years

Stock Options

In March 1996, the Board of Directors adopted and, in February 1997, the shareholders approved the 1996 Employee Incentive Stock Option Plan covering an aggregate of 450,000 shares (the “1996 Plan”) and the 1996 Non-Employee Director Stock Option Plan (the “1996 Directors Plan”) covering an aggregate of 1,125,000 shares of Common Stock. At June 30, 2011, options to purchase 41,000 shares were outstanding at exercise prices ranging from $5.18 to $7.60 per share with a vesting period of immediate to three years under the 1996 Plan and options to acquire 135,000 shares were outstanding at exercise prices ranging from $3.21 to $7.60 per share with a vesting period of immediate to three years under the 1996 Directors Plan. At June 30, 2011, options to purchase 138,295 shares under the 1996 Plan have been exercised and options to purchase 422,650 shares have been forfeited (of which options to purchase 182,945 shares have been reissued). At June 30, 2011, options to purchase 808,500 shares under the 1996 Directors Plan have been exercised and options to purchase 90,000 shares have been forfeited (of which none have been reissued). There are no shares available for future grants.

In October 1998, the Board of Directors adopted and, in January 1999, the shareholders approved the 1998 Employee Stock Option Plan (the “1998 Plan”) covering an aggregate of 500,000 shares of Common Stock. At June 30, 2011, options to purchase 14,750 shares were outstanding under the 1998 Plan at exercise prices ranging from $3.45 to $7.60 per share with a vesting period of immediate to three years. At June 30, 2011, options to purchase 72,848 shares under the 1998 Plan have been exercised and options to purchase 477,677 shares under the 1998 Plan have been forfeited (of which options to purchase 65,275 shares have been reissued). There are no shares available for future grants.

In October 2000, the Board of Directors adopted and, in February 2001, the shareholders approved the 2001 Employee Stock Option Plan (the “2001 Plan”) covering an aggregate of 1,000,000 shares of Common Stock. At June 30, 2011, options to purchase 871,365 shares were outstanding under the 2001 Plan at exercise prices ranging from $1.82 to $8.00 per share with a vesting period of one to four years. At June 30, 2011, options to purchase 128,306 shares under the 2001 Plan have been exercised and options to purchase 251,735 shares under the 2001 Plan have been forfeited (of which 251,406 options have been reissued). At June 30, 2011, there were no shares available for future grants.

In September 2005, the Board of Directors adopted, and in December 2005, the shareholders approved, the 2005 Employee Equity Incentive Plan (the “2005 Plan”) covering an aggregate of 500,000 shares of Common Stock and the 2005 Non-Employee Director Stock Option Plan (the “2005 Directors Plan”) covering an aggregate of 200,000 shares of Common Stock. At June 30, 2011, there were options to purchase 499,800 shares outstanding under the 2005 Plan at exercise prices ranging from $.85 to $4.98 per share with a vesting period of four years. At June 30, 2011, there were no options exercised under the 2005 Plan and 36,000 shares have been forfeited (of which 35,800 options have been reissued). At June 30, 2011, 200 shares were available for future grants under the 2005 Plan. At June 30, 2011, options to purchase 195,000 shares were outstanding under the 2005 Directors Plan at an exercise price ranging from $2.66 to $5.42 with a vesting period over three years. At June 30, 2011, there were no options exercised and 5,000 shares were available for future grants under the 2005 Directors Plan.

In December 2009, the Board of Directors and shareholders adopted the 2009 Employee Equity Incentive Plan (the “2009 Plan”) covering an aggregate of 500,000 shares of Common Stock and the 2009 Non-Employee Director Stock Option Plan (the “2009 Directors Plan”) covering an aggregate of 200,000 shares of Common Stock. At June 30, 2011, there were options to purchase 8,500 shares outstanding at a price of $1.82 vesting period of four years. At June 30, 2011, there were no options exercised, or forfeited under the 2009 Plan. At June 30, 2011, 491,500 shares were available for future grants under the 2009 Plan. At June 30, 2011, there were options to purchase 30,000 shares outstanding under the 2009 Directors Plan at a price of $2.41 with a vesting period of four years. At June 30, 2011, no options had been forfeited under the 2009 Directors Plan and 170,000 shares were available for future grants under the 2009 Directors Plan.

The selection of participants, allotments of shares and determination of price and other conditions relating to options are determined by the Board of Directors or a committee thereof, depending on the Plan, and in accordance with Rule 4350(c) of the CGR. ISOs granted under the plans are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an ISO granted under the plans to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Options shall become exercisable at such time and in such installments as provided in the terms of each individual option agreement.

PROPOSAL TWO

Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton to serve as the Company’s independent registered public accounting firm for the 2012 fiscal year. Grant Thornton will audit the Company’s consolidated financial statements for the 2012 fiscal year and perform other services. While shareholder ratification is not required by the Company’s By-Laws or otherwise, the Board of Directors, at the direction of the Audit Committee, is submitting the selection of Grant Thornton to the shareholders for ratification as part of good corporate governance practices. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Grant Thornton. Even is the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the year ending June 30, 2012 at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The favorable vote of the holders of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, will be required for such ratification.

A representative of Grant Thornton is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he or she desires to do so.

Audit Fees:

Grant Thornton billed the Company $293,033 and $327,307 in the aggregate for services rendered for the audit of the Company’s annual financial statements for the Company’s 2011 and 2010 fiscal years, respectively, and the review of the interim financial statements included in the Company’s Quarterly Reports on Form 10-Q for the Company’s 2011 and 2010 fiscal years, respectively.

Audit-Related Fees:

Grant Thornton billed the Company $28,080 and $28,080 for audit related services, as defined by the SEC, for the Company’s fiscal years ended June 30, 2011 and 2010, respectively.

Tax Fees:

Grant Thornton did not render any tax related services, as defined by the SEC, for the Company’s 2011and 2010 fiscal years.

All Other Fees:

Grant Thornton did not render any other services to the Company for the 2011 and 2010 fiscal years.

Policy on Pre-approval of Independent Auditor Services

The charter of the Audit Committee provides for the pre-approval of all auditing services and all permitted non-auditing services to be performed for the Company by the independent auditors, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent auditors include the Audit Committee reviewing audit-related services, tax services, and other services. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent auditors to ensure that such services are within the parameters approved by the Audit Committee.

The Board of Directors recommends a vote for ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The Company will pay the cost of soliciting Proxies in the accompanying form. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor.

SHAREHOLDER PROPOSALS

Shareholder proposals with respect to the Company’s next Annual Meeting of Shareholders must be received by the Company no later than July 10, 2012 to be considered for inclusion in the Company’s next Proxy Statement. Under SEC proxy rules, Proxies solicited by the Board of Directors for the 2012 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s Proxy Statement if the Company does not receive notice of such proposal on or before September 24, 2012, unless the 2012 Annual Meeting is not held within 30 days before or after the anniversary date of the 2011 Annual Meeting.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2011 is available to all shareholders. Shareholders are referred to the Annual Report for financial and other information about the Company, but such Annual Report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

By Order of the Board of Directors,

RICHARD ZAREMBA
Secretary

Dated: November 7, 2011
Farmingdale, New York

PROXY
MISONIX, INC.
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael A. McManus, Jr. and Richard Zaremba, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, held of record by the undersigned on November 1, 2011 at the Annual Meeting of Shareholders to be held on December 6, 2011 or any adjournment thereof (the “Meeting”) of MISONIX, INC.

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

1.	Election of Directors:
NOMINEES:
(01) Michael A. McManus, Jr., (02) Howard Alliger, (03) T. Guy Minetti, (04) Thomas F. O’Neill, (05) John W. Gildea, (06) Charles Miner III MD

FOR all Nominees listed (except	WITHHOLD AUTHORITY	(Instruction: To withhold authority to vote for
as marked to the contrary)	to vote for all Nominees listed	one or more individual nominees write the
nominee’s name(s) in the line provided below.)

☐	☐

2.      Ratification of the selection of Grant Thornton LLP as independent registered public accounting firm.

FOR	AGAINST	ABSTAIN
☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting.  This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, the Proxy will be voted FOR the election of all Directors and Proposal 2.

Please sign exactly as name appears hereon.

(Signature)

, 2011
Date	(Signature)

When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.  Please note any change in your address alongside the address as it appears in the Proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held December 6, 2011.  The Proxy Statement and our 2011 Annual Report to Shareholders are available at http://misonix2011.investorroom.com